Pursuant to the Fund's procedures adopted under Rule
10f-3, the Fund's Board of Directors/Trustees receives a quarterly report in the form of a checklist as to the satisfaction of the applicable conditions of paragraph
(c)(1) through (c)(8) of Rule 10f-3.




Fund
Core Plus
Issuer
STACR Series 2017-HQA2 M1
Ticker/Cusip
3137G0PT0
Principal Amount (US$)
225,000,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
300,000.00
Amount Purchased (Foreign$)
0
Trade Date
June 13, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
J.P. Morgan Securities LLC
  Other Syndicate Members:
BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup
Global Markets Inc., Nomura Securities International, Inc.,
Academy Securities, Inc.
Underwriting Spread

Currency







Fund
Diversified Bond
Issuer
STACR Series 2017-HQA2 M1
Ticker/Cusip
3137G0PT0
Principal Amount (US$)
225,000,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
15,000,000.00
Amount Purchased (Foreign$)
0
Trade Date
June 13, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
J.P. Morgan Securities LLC
  Other Syndicate Members:
BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup
Global Markets Inc., Nomura Securities International, Inc.,
Academy Securities, Inc.
Underwriting Spread
0.125%
Currency
USD


Fund
NT Diversified Bond
Issuer
STACR Series 2017-HQA2 M1
Ticker/Cusip
3137G0PT0
Principal Amount (US$)
225,000,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
7,500,000.00
Amount Purchased (Foreign$)
0
Trade Date
June 13, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
J.P. Morgan Securities LLC
  Other Syndicate Members:
BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup
Global Markets Inc., Nomura Securities International, Inc.,
Academy Securities, Inc.
Underwriting Spread
0.125%
Currency
USD











Fund
Short Duration
Issuer
STACR Series 2017-HQA2 M1
Ticker/Cusip
3137G0PT0
Principal Amount (US$)
225,000,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
1,500,000.00
Amount Purchased (Foreign$)
0
Trade Date
June 13, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
J.P. Morgan Securities LLC
  Other Syndicate Members:
BNP Paribas Securities Corp., Merrill Lynch, Pierce, Fenner &
Smith Incorporated, Credit Suisse Securities (USA) LLC, Citigroup
Global Markets Inc., Nomura Securities International, Inc.,
Academy Securities, Inc.
Underwriting Spread
0.125%
Currency
USD


Fund
Core Plus
Issuer
FNMA CAS 2017 C06 1M1
Ticker/Cusip
30711XQS6
Principal Amount (US$)
156,644,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
769,000.00
Amount Purchased (Foreign$)
0
Trade Date
August 15, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
Barclays Capital, Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co. LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
0.250%
Currency
USD













Fund
Short Duration Strategic Income
Issuer
FNMA CAS 2017 C06 1M1
Ticker/Cusip
30711XQS6
Principal Amount (US$)
156,644,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
300,000.00
Amount Purchased (Foreign$)
0
Trade Date
August 15, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
Barclays Capital, Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co. LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
0.250%
Currency
USD

Fund
Core Plus
Issuer
FNMA CAS 2017 C06 2M1
Ticker/Cusip
30711XSS4
Principal Amount (US$)
117,869,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
375,000.00
Amount Purchased (Foreign$)
0
Trade Date
August 15, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
Barclays Capital, Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co. LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
0.250%
Currency
USD














Fund
Short Duration
Issuer
FNMA CAS 2017 C06 2M1
Ticker/Cusip
30711XSS4
Principal Amount (US$)
117,869,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
750,000.00
Amount Purchased (Foreign$)
0
Trade Date
August 15, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
Barclays Capital, Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co. LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
0.250%
Currency
USD


Fund
Short Duration Strategic Income
Issuer
FNMA CAS 2017 C06 2M1
Ticker/Cusip
30711XSS4
Principal Amount (US$)
117,869,000.00
Principal Amount (Foreign$)
0
Amount Purchased (US$)
300,000.00
Amount Purchased (Foreign$)
0
Trade Date
August 15, 2017.
Price (US$)
100.00
Price-Foreign
0
Underwriter
Barclays Capital, Inc.
  Other Syndicate Members:
Morgan Stanley & Co LLC, Goldman Sachs & Co. LLC, J.P. Morgan
Securities LLC, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, Nomura Securities International, Inc.
Underwriting Spread
0.250%
Currency
USD